SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                 25-Nov-03

ASSET BACKED FUNDING CORPORATION

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF February 1 , 2003, PROVIDING FOR THE ISSUANCE OF
C-BASS MORTGAGE LOAN ASSET-BACKED
CERTIFICATES SERIES 2003-CB1

C-Bass Mortgage Loan Asset-Backed Certificates Series 2003-CB1
(Exact name of registrant as specified in its charter)

Deleware                   333-83816-08             13-3439681
(State or Other            (Commission              (I.R.S. Employer
Jurisdiction of            File Number)             Identification
Incorporation)                                      Number)

388 Greenwich
New York, NY                            10013
(Address of Principal                   (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 704-386-2400

Item 5.  Other Events

On                25-Nov-03a scheduled distribution was made from the
              trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
                  25-Nov-03The Monthly Report is filed pursuant to and
              in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.            Monthly Report Information:
              See Exhibit No.1

B.            Have any deficiencies occurred?   NO.
                           Date:
                           Amount:

C.            Item 1: Legal Proceedings:            NONE

D.            Item 2: Changes in Securities:        NONE

E. Item 4: Submission of Matters to a Vote of Certificateholders:
			  NONE

F.            Item 5: Other Information - Form 10-Q, Part II -
              Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

              Exhibit No.

1. Monthly Distribution Report dated                   25-Nov-03

C-BASS MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIES 2003-CB1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                        11/25/2003



    Class         Cusip         Beg         Prin
AV-1            79549ARV3    52530758.51  3536399.76
AV-2            79549ARW1    14450945.61  2105914.93
AF              79549ARU5   107837775.11  6622163.60
M-1             79549ARX9    15894000.00        0.00
M-2             79549ARY7    14512000.00        0.00
B-1             79549ARZ4     8016000.00        0.00
B-2             79549ASA8     2073000.00        0.00
N*                 NA         7321230.06  1240674.90
X               7966459y7  N/A                  0.00
Total                       215314479.23 13505153.19

                   Int        Losses        End
AV-1               64744.16    0.00      48994358.75
AV-2               19440.54    0.00      12345030.68
AF                310033.60    0.00     101215611.51
M-1                26503.25    0.00      15894000.00
M-2                35304.47    0.00      14512000.00
B-1                29832.88    0.00       8016000.00
B-2                 6880.06    0.00       2073000.00
N*                 60078.01     N/A       6080555.16
X                      0.00     N/A     N/A
Total             552816.97    0.00     203050000.94
* Notional
                    AMOUNTS PER $1,000 UNIT

    Class         Prin          Int        Total
AV-1            53.85517030 0.98597670  54.84114700
AV-2           104.28935402 0.96273659  105.25209061
AF              45.68490202 2.13885604  47.82375807
M-1              0.00000000 1.66750031   1.66750031
M-2              0.00000000 2.43277770   2.43277770
B-1              0.00000000 3.72166667   3.72166667
B-2              0.00000000 3.31889050   3.31889050
N               71.92318257 3.48278319  75.40596575
X                0.00000000 0.00000000   0.00000000

              Int. Carryove   Remaining
    Class       Shortfall  Int. Carryover
AV-1              0.00              0.00
AV-2              0.00              0.00
AF                0.00              0.00
M-1               0.00              0.00
M-2               0.00              0.00
B-1               0.00              0.00
B-2               0.00              0.00
N                 0.00              0.00
X                 0.00              0.00

    Class          End        Losses        Rate
AV-1           746.12592328   0.00000000    1.53000%
AV-2           611.35198753   0.00000000    1.67000%
AF             698.26503423   0.00000000    3.45000%
M-1           1000.00000000   0.00000000    2.07000%
M-2           1000.00000000   0.00000000    3.02000%
B-1           1000.00000000   0.00000000    4.62000%
B-2           1000.00000000   0.00000000    4.12000%
N              352.49595135   0.00000000   10.00000%
X                0.00000000   0.00000000          NA

Distribution Date:             25-Nov-03

              Distribution Statement
              Pooling and Servicing Agreement Dated February 1, 2003

i)   Distributions to the Holders      See Page 1

ii)  Class X Distribution Amount    See Page 1

iii)  O/C Amount (before distrib)                                5113778.14
      O/C Release Amount                                               0.00
      O/C Deficiency (after distrib)                               20343.62
      O/C Target Amount                                          5113778.14
      O/C Amount (after distrib)                                 5113778.15

    Amount of Excess Interest                                    1147762.43
    Amount of Excess Cashflow                                    1147762.43


iv) Servicing Fees            Group I    Group II-A  Group II-B    Total
Servicing Fees               27191.16     56660.35    7682.44    91533.95
Act & Unpaid Spec Serv         0.00         0.00        0.00       0.00
Special Servicing Fees         0.00         0.00        0.00       0.00


v) Advances                                          226891.68

vi) End Bal                  62010987    129822028    16330764   208163779

vii) Loan Count                      534        2318          63       2915
Wt'd avg Rem Term                    337         226         344        268
Wt'd avg Mortg Rt               8.75931%    9.94042%    8.27192%   9.45767%

viii)  Delinquency And Foreclosure Information:

Group I       All Categories             Bankruptcy
                 Number       Balance      Number     Balance
Current            477       55308462.40     0              0.00
30                 24         2759280.17     2         185501.79
60                  6          609151.31     0              0.00
90+                22         2707375.24     4         263389.74


               Foreclosure
                 Number       Balance
Current             0               0.00
30                  0               0.00
60                  0               0.00
90+                14         1776636.66


Group II-A    All Categories             Bankruptcy
                 Number       Balance      Number     Balance
Current           2068      112705396.51     0              0.00
30                 103        6010901.15     8         426448.91
60                 54         3831155.30     4         163450.27
90+                84         6285273.70     21       2045005.67


                                     Foreclosure
                 Number       Balance
Current             0               0.00
30                  0               0.00
60                  0               0.00
90+                30         2339935.79


Group II-B           All Categories      Bankruptcy
                Number      Balance       Number
Current            54        14961720        0           0
30                  5         733481         0           0
60                  1          71718         0           0
90+                 3         563845         1         183844

                                     Foreclosure
                 Number       Balance
Current             0            0
30                  0            0
60                  0            0
90+                 2         380001

ix)           Loans that became REO properties                   see pg. 4
x)            Total Book Value of REO Properties:                see pg. 4

                                Group I   Group II-A  Group II-B     Total
xi)           Prepayments     3490023.16  6167040.36  2093713.3711750776.89

xii) Current Period Prepayment Penalties                           173334.1
Aggregate Prepayment Penalties                                    623020.42
Prepayment Penalties allocable to Classes N                       623020.42
Prepayment Penalties allocable to Classes X                               0
xiii)                           Group I   Group II-A  Group II-B     Total
Agg Real Losses*                    0.00   20,343.61        0.00  20,343.61
Cum Real Losses                   236.39  139,874.89    6,835.23 146,946.51
  *   Includes Gain of $32.05
xiv)          Realized Loss Allocations         See Page 1
xv)           Accrued Certificate Interest      See Page 1

xvi)          Prep Int Shortfall not covered by servicer
                                       0           0           0          0

xvii)         Trustee Fees        628.11    1,307.63      176.70   2,112.44

xviii)
                             LIBOR Carryover Amounts
              Curr Distrib Amts. Remain               RAI S/F
AV-1                0            0                       0
AV-2                0            0                       0
AF-1                0            0                       0
M-1                 0            0                       0
M-2                 0            0                       0
B-1                 0            0                       0
B-2                 0            0                       0
N                   0            0                     932.24
X                   0            0                       0

xix)          O/C Deficiency (after distrib)                          0.00

xx)           Has Trigger Event has occurred?                   NO
              Cum Real Losses %                                  0.0531605%

xxi)
Available Funds               Group I    Group II-A  Group II-B    Total
Sched Int -Net Serv Fees     449681.44   1074954.75  118909.87  1643546.06
Sched Principal              46771.22    381855.56    13616.95   442243.73
Unsched Prin                3483762.559 6224415.053  2093713.32 11801890.93
Available Funds             3979282.979  7681225.37  2226240.14 13886748.49

xxii)         Class Interest Rate         See Page 1

xxiii)        Liquidation Report
                 Unpaid
   Loan Num     Prin. Bal   Sched Prin  Liq. Proceed    Loss
8643611      69,202.72     14.34         64,556.79     4,631.59
8666083      14,688.37      0.00         (1,055.70)   15,744.07
             83,891.09     14.34         63,501.09    20,375.66


xxiv)         Mortgage Loans Purchased by Servicer                     0.00

xxv)          Mortgage Loans Re-Purchased by Servicer                  0.00

xxvi)         REO Report
                 Unpaid
   Loan Num     Prin. Bal   Sched. Bal   Book Val.
   10518904   10977.08      10977.08           12,468.90
   7659006    34106.93      33909.75           33,648.03
   7658818    37608.79      37316.17           39,439.67
   10524314   47784.78      47496.18           51,222.39
   8657249    56853.02      56648.89           57,897.39
   8657587    67884.23      67703.05           68,585.38
   8655748    73802.78      73533.68           76,324.99
   8554909    88009.29      87666.88           88,182.09
   8349839    99593.50      99179.59          102,029.83
   8666877   121102.20     120746.21          120,878.71
   8641326   125896.11     125518.13          129,435.74
   8508038   257890.47     256094.13          262,303.63
   8658627   296735.57     295915.47          305,375.37
   8660417   304683.09     303314.31          303,432.31

          1,622,837.84  1,616,019.52        1,651,224.43

              SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C-Bass Mortgage Loan Asset-Backed Certificates,
Series 2003-CB1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA